CONFORMED 1.



       UNITED STATES SECURITIES AND EXCHANGE COMMMISSION
                    WASHINGTON, D.C. 20549

                           FORM 8-K
                        Current Report

            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



               Date of Report: October 22, 2003
               (Date of earliest event reported)


                         HSBC USA INC.
    (Exact name of registrant as specified in its charter)


                           Maryland
                   (State of Incorporation)

                            1-7436
                   (Commission file number)

                          13-2764867
               (IRS Employer Identification No.)

          452 Fifth Avenue, New York, New York 10018
           (Address of principal executive offices)

                        (212) 525-3735
      Registrant's telephone number, including area code




                        Not applicable
(Former name or former address, if changed since last report)









                                                               2.



Item 5.  Other Events

Effective October 22, 2003, Martin J. G. Glynn was appointed Group General Manager, President and Chief Executive Officer of HSBC USA Inc. and HSBC Bank USA. He was formerly Group General Manager, President and Chief Executive Officer of HSBC Bank Canada. Mr. Glynn is succeeding Youssef A. Nasr, who has been appointed Group General Manager South America and President of HSBC Bank Brazil.

Also effective October 22, 2003, Joseph R. Simpson was appointed Senior Vice President and Controller of HSBC USA
Inc.  He was formerly Senior Vice President and Manager of
Corporate Reporting of HSBC USA Inc. Mr. Simpson is succeeding Gerald A. Ronning, who has been appointed Chief
Financial Officer of HSBC Bank plc.





                                                               3.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.




                              HSBC USA INC.
                              (REGISTRANT)



                              /s/ Joseph R. Simpson
                              NAME:   JOSEPH R SIMPSON
                              TITLE:  SENIOR VICE PRESIDENT &
                                      CONTROLLER



Date:  October 22, 2003